Exhibit 99.3

Merit Medical Acquires Solo Pace, Inc., Expanding Its Cardiac Therapies Platform with Innovative TAVR Pacing Technology

●	Solo Pace, Inc. specializes in temporary pacing solutions and systems designed for transcatheter heart valve procedures, including transcatheter aortic valve replacement procedures.

SOUTH JORDAN, Utah, October 29, 2026 (GLOBE NEWSWIRE) -- Merit Medical Systems, Inc. (NASDAQ: MMSI), a global leader of healthcare technology, today announced its acquisition of Solo Pace, Inc. (Solo Pace). Located in Minneapolis, Minnesota, Solo Pace manufactures temporary pacing technology designed to help physicians treat patients with aortic stenosis. Merit had previously invested in Solo Pace and on October 13, 2026, Merit acquired all remaining outstanding equity of Solo Pace for purchase consideration of approximately $45 million.

The acquisition expands Merit’s Cardiac Therapies platform with differentiated technologies, including SOLO PACE CONTROL™ and SOLO PACE FUSION™ systems, exclusively engineered for transcatheter aortic valve replacement (TAVR) and other transcatheter heart valve (THV) procedures. Prior to the acquisition, Merit served as the exclusive distributor of Solo Pace’s precision intraprocedural pacing technology. The acquisition builds on this existing commercial relationship and supports Merit’s strategy to expand its structural heart portfolio, with a focus on technologies designed to simplify procedural workflows and support physicians performing transcatheter heart valve procedures.

TAVR is a minimally invasive THV procedure that replaces the aortic valve in the heart. A treatment for aortic stenosis, or narrowing of the valve opening, TAVR is a rapidly growing procedure, with more than 100,000 performed annually in the United States alone.1 Temporary pacing is a critical component of TAVR procedures, supporting accurate valve deployment and helping physicians perform the procedure safely and efficiently.

SOLO PACE CONTROL and FUSION systems are designed to help physicians treat patients by simplifying pacing setup,2 reducing workflow variability,2,3 and standardizing pacing strategies for TAVR procedures.2–4 The systems can help physicians minimize communication-related pacing errors2–4 and decrease the risk of vascular complications.2,4,5–7

SOLO PACE FUSION is a single-use, sterile kit designed for temporary intracardiac pacing for TAVR and other THV procedures. Combining guide wire functionality, left ventricular pacing, and patient grounding in one device, SOLO PACE FUSION is designed to provide stable, reliable temporary pacing throughout pacing setup and delivery.2,8

Designed for use with the existing SOLO PACE CONTROL external pulse generator, SOLO PACE FUSION is engineered to improve procedural efficiency during TAVR procedures.8 In addition, it supports temporary pacing with operator-specific protocols, automated pace capture checks, sterile remote-control operation, and simple visual indicators.

“SOLO PACE CONTROL and FUSION systems have the potential to redefine pacing in transcatheter valve procedures,” said David V. Daniels, MD, Interventional Cardiologist and Founder of Solo Pace. “Seeing the technology embraced by physicians and having a meaningful impact on procedural efficiency has been incredibly gratifying. With Merit taking the lead, I’m excited for the difference the Solo Pace products can make in advancing patient care and market adoption.”

Solo Pace announced U.S. Food and Drug Administration (FDA) 510(k) clearance and commercial release of the SOLO PACE FUSION system on April 17, 2025, and March 31, 2026, respectively.

“This acquisition expands our Cardiac Therapies platform and further strengthens our position in the structural heart market,” said Martha G. Aronson, Merit’s President and Chief Executive Officer. “Through our exclusive distribution relationship, we have seen a favorable response from clinicians. That experience reinforces our confidence in the technology and the opportunity to support its next phase of growth. We look forward to leveraging our commercial, clinical, and physician education capabilities to expand adoption in the United States and, over time, bring these solutions to more physicians and patients worldwide.”

Learn more about SOLO PACE CONTROL and SOLO PACE FUSION.

1. Cleveland Clinic. 2025. “How and Why Volumes Matter In Aortic Valve Replacement.” Last modified January 22, 2025.

2. Data on file.

3. Blusztein et al. 2023. Struct Heart. doi: 10.1016/j.shj.2023.100213.

4. Berman et al. 2024. Struct Heart. doi: 10.1016/j.shj.2024.100306.

5. Faurie et al. 2019. JACC Cardiovasc Interv. doi: 10.1016/j.jcin.2019.09.029.

6. Regueiro et al. 2023. JACC Cardiovasc Interv. doi: 10.1016/j.jcin.2023.10.035.

7. Arnold et al. 2014. Circ Cardiovasc Interv. doi: 10.1161/CIRCINTERVENTIONS.114.001395.
8. Pasupati. “First-in-Human Experience with LV Guidewire Pacing.” TCT, October 2025.

FINANCIAL SUMMARY

On October 13, 2026, Merit paid purchase consideration of approximately $45 million to acquire all remaining outstanding equity of Solo Pace. Merit previously owned approximately 18% of Solo Pace pursuant to various agreements executed between January 2023 and December 2025 under which Merit paid a total of $5 million to acquire shares of Solo Pace, an option to acquire all remaining outstanding equity of Solo Pace based on certain commercialization milestones, and exclusive rights to distribute the Solo Pace products upon commercialization.

From the acquisition effective date of October 13, 2026, through December 31, 2026, the acquisition is projected to be immaterial to Merit’s previously forecasted full-year 2026 total revenue, non-GAAP net income and non-GAAP earnings per share. The acquisition is expected to be immaterial to Merit’s previously forecasted full-year 2026 GAAP net income and GAAP earnings per share.

For the twelve months ending December 31, 2027, the acquisition is projected to be slightly accretive to non-GAAP net income and non-GAAP earnings per share, inclusive of approximately $1.5 million of lower interest income on cash balances used for the total purchase consideration and excluding approximately $3.2 million of non-cash and non-recurring transaction-related expenses. The acquisition is projected to be slightly dilutive to Merit’s GAAP net income and GAAP earnings per share in 2027 and accretive thereafter.

NON-GAAP FINANCIAL MEASURES

Merit generally does not provide guidance for GAAP reported financial measures (other than revenue) or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures (other than revenue) because Merit is unable to predict with reasonable certainty the financial impact of various items which could impact Merit’s future financial results, such as expenses attributable to acquisitions or other extraordinary transactions, non-cash expenses related to amortization or write-off of previously acquired tangible and intangible assets, certain employee termination benefits, performance-based stock compensation expenses, expenses resulting from non-ordinary course litigation or administrative proceedings and resulting settlements, governmental proceedings, and changes in governmental or industry regulations. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. For the same reasons, Merit is unable to address the significance of the unavailable information, which could be material to future results. Specifically, Merit is not, without unreasonable effort, able to reliably predict the impact of these items, and Merit believes inclusion of a reconciliation of these forward-looking non-GAAP measures to their GAAP counterparts could be confusing to investors or cause undue reliance. Only information on the impacts to such measures from the proposed acquisition is included in this release. A reconciliation of the impacts on such financial measures to the impacts on their GAAP counterparts is not available without unreasonable effort.

ADVISORS

Parr Brown Gee & Loveless served as legal advisor to Merit in connection with the transaction.

ABOUT MERIT MEDICAL
Founded in 1987, Merit Medical Systems, Inc. is engaged in the development, manufacture, and distribution of proprietary medical devices used in interventional, diagnostic, and therapeutic procedures, particularly in cardiology, radiology, oncology, critical care, and endoscopy. Merit serves customers worldwide with a domestic and international sales force and clinical support team totaling approximately 900 individuals. Merit employs approximately 7,500 people worldwide.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others:

-	Statements proceeded or followed by, or that include the words, “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “intends,” “seeks,” “believes,” “estimates,” “projects,” “forecasts,” “potential,” “target,” “continue,” “upcoming,” “optimistic” or other forms of these words or similar words or expressions, or the negative thereof or other comparable terminology;
-	Statements that address Merit’s future operating performance or events or developments that Merit’s management expects or anticipates will occur, including, without limitation, any statements regarding Merit’s projected revenues, revenue growth or other financial measures, Merit’s plans and objectives for future operations, Merit’s proposed new products or services, the integration, development or commercialization of the business or any assets acquired from other parties, future economic conditions or performance, the implementation of, and results which may be achieved through, Merit’s Continued Growth Initiatives Program or other business optimization initiatives, and any statements of assumptions underlying any of the foregoing; and
-	Statements regarding Merit’s past performance, efforts, or results about which inferences or assumptions may be made, including statements proceeded or followed by the words "preliminary," "initial," "potential," "possible," "diligence," "industry-leading," "compliant," "indications," or "early feedback" or other forms of these words or similar words or expressions, or the negative thereof or other comparable terminology.

The forward-looking statements contained in this release are based on Merit management’s current expectations and assumptions regarding future events or outcomes. If underlying expectations or assumptions prove inaccurate, or risks or uncertainties materialize, actual results will likely differ, and could differ materially, from Merit’s expectations reflected in any forward-looking statements. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results. Investors are cautioned not to unduly rely on any such forward-looking statements.

The following are some of the important risks and uncertainties that could cause Merit’s actual results to differ from Merit’s expectations in any forward-looking statements: risks and uncertainties associated with Merit’s acquisition of Solo Pace and SOLO PACE CONTROL and FUSION systems and related technology; risks and uncertainties associated with Merit’s integration of the Solo Pace business, assets and operations into its operations and its ability to achieve anticipated financial results, product development and other anticipated benefits of the acquisition; uncertainties as to whether Merit will achieve revenue or other financial performance consistent with its forecasts projected for the Solo Pace acquisition; risks and uncertainties regarding trade policies or related actions implemented by the United States or other countries, including existing, proposed, prospective or invalidated tariffs, duties or other measures; risks and uncertainties associated with Merit’s integration of businesses or assets acquired from third parties, including View Point Medical, Inc. in April 2026, the business and assets related to the C2 CryoBalloon™ device acquired from Pentax of America, Inc. in November 2025 and Biolife Delaware, L.L.C. in May 2025, and Merit’s ability to achieve the anticipated operating and financial results, product development and other anticipated benefits of such acquisitions; effects of Merit’s 3.00% Convertible Senior Notes due 2029 on Merit’s net income and earnings per share performance; disruptions in Merit’s supply chain, manufacturing or sterilization processes; U.S. and global political, economic, competitive, reimbursement and regulatory conditions; risks and uncertainties associated with Merit’s executive succession and leadership transition; modification or limitation of, or policies and procedures associated with, governmental or private insurance reimbursement policies; reduced availability of, and price increases associated with, components and other raw materials; increases in transportation expenses; risks relating to Merit’s potential inability to successfully manage growth through acquisitions generally, including the inability to effectively integrate acquired operations or products or commercialize technology developed internally or acquired through completed, proposed or future transactions; prospective financial obligations or other uncertainties associated with Merit’s divestiture of its DualCap® anti-microbial cap product line in February 2026; fluctuations in interest or foreign currency exchange rates and inflation; cybersecurity events; government scrutiny and regulation of the medical device industry; difficulties relating to development, testing and regulatory approval, clearance and maintenance of Merit’s products; the safety, efficacy and patient and physician adoption of Merit’s products; the ability to fully enroll and the outcomes of ongoing and future clinical trials and market studies relating to Merit’s products; litigation and other legal proceedings affecting Merit; the risk and possible effects of any failure to comply with U.S. and foreign laws and regulations; restrictions on Merit’s liquidity or business operations resulting from its debt agreements; infringement of Merit’s technology or the assertion that Merit’s technology infringes the rights of other parties; product recalls and product liability claims; potential for significant adverse changes in governing regulations;, changes in tax laws and regulations in the United States or other jurisdictions or exposure to additional tax liabilities which may adversely affect Merit’s effective tax rate; termination of relationships with Merit’s suppliers, or failure of such suppliers to perform; development of new products and technology that could render Merit’s existing or future products obsolete;

market acceptance of new products; failure to comply with applicable environmental laws; changes in key personnel; labor shortages and increases in labor costs; price and product competition; extreme weather events; and geopolitical events. For a further discussion of the risks and uncertainties that may affect Merit’s business, operations and financial condition, see Part I, Item 1A. “Risk Factors” in Merit’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission (SEC), Part II, Item 1A, “Risk Factors” in Merit’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 filed with the SEC and Merit’s other filings with the SEC.

All subsequent forward-looking statements attributable to Merit or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results. Those estimates and all other forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by applicable law, Merit assumes no obligation to update or disclose revisions to estimates and all other forward-looking statements.

TRADEMARKS

Unless noted otherwise, trademarks and registered trademarks used in this release are the property of Merit Medical Systems, Inc., its subsidiaries, or its licensors.

CONTACTS

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Sarah Comstock

Merit Medical
+1-801-432-2864 | sarah.comstock@merit.com

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Mike Piccinino, CFA, IRC

ICR Healthcare
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